Exhibit 99

OFG Bancorp Reports 2Q25 Results
SAN JUAN, Puerto Rico, July 17, 2025 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the second quarter ended June 30, 2025. EPS diluted of $1.15 compared to $1.00 in 1Q25 and $1.08 in 2Q24. Total core revenues of $182.2 million compared to $178.3 million in 1Q25 and $179.4 million in 2Q24.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “The second quarter reflected strong operating performance at all levels. EPS-diluted increased 6.5% year-over-year on a 1.5% increase in total core revenues. Highlights included steady core deposit flows and strong loan origination, as well as solid overall financial metrics, driven by return on average assets and equity. Credit reflected Puerto Rico’s stable economy, with both individuals and businesses holding high levels of liquidity.”
“Our omnichannel digital strategy demonstrates strong momentum, and we continue to invest in and deploy new tools to improve our customer experience to deepen relationships and drive efficiencies. In the second quarter, that included launching the Oriental Marketplace and a DGI Money Market fund. Separately, we bought back 186,024 shares.”
“We ended the quarter with record assets of $12.2 billion, core deposits of $9.9 billion, and loans held for investment of $8.2 billion. Thanks to our team for making these results possible and for helping our customers achieve progress in their financial lives.”
2Q25 Highlights
Performance Metrics: Net interest margin of 5.31%, return on average assets of 1.73%, return on average tangible common stockholders’ equity of 16.96%, and efficiency ratio of 52.04%.
Total Interest Income of $194.3 million compared to $189.2 million in 1Q25 and $187.7 million in 2Q24. Compared to 1Q25, 2Q25 increased $5.1 million, reflecting higher average balances of loans and cash and $1.5 million from one additional business day.
Total Interest Expense of $42.4 million compared to $40.2 million in 1Q25 and $40.3 million in 2Q24. Compared to 1Q25, 2Q25 increased $2.3 million, reflecting higher average balances of wholesale funding and of deposits and $0.4 million from one additional business day.
Total Banking & Financial Service Revenues of $30.2 million compared to $29.2 million in 1Q25 and $32.1 million in 2Q24. Compared to 1Q25, 2Q25 primarily reflected increases in mortgage banking activities and wealth management.
Pre-Provision Net Revenues of $87.6 million compared to $85.1 million in 1Q25 and $86.8 million in 2Q24.
Total Provision for Credit Losses of $21.7 million compared to $25.7 million in 1Q25 and $15.6 million in 2Q24. 2Q25 primarily reflected $17.2 million for increased loan volume, $3.7 million in specific reserves on four commercial loans, and $0.7 million due to alignment of model assumptions and risk weighting factors mainly in Puerto Rico.
Credit Quality: Net charge-offs of $12.8 million (0.64% of average loans) compared to $20.4 million (1.05%) in 1Q25 and $15.0 million (0.79%) in 2Q24. 2Q25 early and total delinquency rates were 2.46% and 3.59%, respectively, and the nonperforming loan rate was 1.19%.
Total Non-Interest Expense of $94.8 million compared to $93.5 million in 1Q25 and $93.0 million in 2Q24. 2Q25 reflected $1.4 million lower payroll taxes and foreclosed real estate costs compared to 1Q25, which also benefited from a $3.1 million volume incentive payment from a business partner.
Income Tax Expense of $14.1 million compared to $13.9 million in 1Q25 and $20.1 million in 2Q24. 2Q25 ETR was 21.37%, reflecting an anticipated rate of 24.90% for the year, and the benefit of $1.7 million in discrete items.
Loans Held for Investment (EOP) of $8.18 billion compared to $7.85 billion in 1Q25 and $7.64 billion in 2Q24. 2Q25 loans increased 4.2% sequentially and 7.08% year-over-year, primarily reflecting OFG’s strategy to increase commercial lending.
New Loan Production of $783.7 million compared to $558.9 million in 1Q25 and $589.0 million in 2Q24. Compared to 1Q25, 2Q25 reflected production increases in all lending channels in both Puerto Rico and the U.S.
Total Investments (EOP) of $2.78 billion compared to $2.79 billion in 1Q25 and $2.48 billion in 2Q24. Compared to 1Q25, 2Q25 reflected repayments mostly offset by purchases of $50 million of mortgage-backed securities yielding 5.55% and the securitization of our conforming mortgage lending production.
Customer Deposits (EOP) of $9.90 billion increased $138.7 million from $9.76 billion in 1Q25 and $291.0 million from $9.60 billion in 2Q24. Compared to 1Q25, 2Q25 reflected higher time and savings deposit balances, partially offset by lower demand deposit balances. Deposits also reflected higher commercial and government balances, partially offset by lower retail balances.
Total Borrowings & Brokered Deposits (EOP) of $732.3 million compared to $421.5 million in 1Q25 and $201.2 million in 2Q24. 2Q25 primarily reflected $200 million in a new two-year FHLB advance at 4.13% and $82.5 million in additional brokered deposits to increase liquidity and fund strategic growth in commercial loans.
Cash & Cash Equivalents (EOP) of $851.8 million compared to $710.6 million in 1Q25 and $740.4 million in 2Q24. 2Q25 included cash from the above-mentioned wholesale funding.
Capital: CET1 ratio was 13.99% compared to 14.27% in 1Q25 and 14.29% in 2Q24. Tangible Common Equity ratio was 10.20% compared to 10.30% in 1Q25 and 10.09% in 2Q24. Tangible Book Value per share was $27.67 compared to $26.66 in 1Q25 and $24.18 in 2Q24.
Conference Call, Financial Supplement & Presentation
A conference call to discuss 2Q25 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 245-3047 or (203) 518-9765. Conference ID: OFGQ225. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter. OFG’s Financial Supplement, with full financial tables for the quarter ended June 30, 2025, and the 2Q25 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
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Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry. For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2024, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 61st year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Our mission is to make progress possible for our customers, employees, shareholders, and the communities we serve. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Lumarie Vega López (lumarie.vega@orientalbank.com) and Victoria Maldonado Rodríguez (victoria.maldonado@orientalbank.com) at (787) 771-6800
US: Gary Fishman (gfishman@ofgbancorp.com) and Michael Wichman (michael.wichman@ofgbancorp.com) at (212) 532-3232
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OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our June 30, 2025 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2025	2025	2024	2024	2024
(Dollars in thousands, except per share data) (unaudited)		Q2	Q1	Q4	Q3	Q2
Statement of Operations
Net interest income		$151,928	$149,071	$149,138	$147,875	$147,325
Non-interest income, net (core)	(1)	30,247	29,212	32,766	26,271	32,085
Total core revenues	(2)	182,175	178,283	181,904	174,146	179,410
Non-interest expense		94,802	93,452	99,718	91,600	92,960
Pre-provision net revenues	(21)	87,557	85,136	82,977	83,143	86,841
Total provision for credit losses		21,678	25,688	30,190	21,359	15,581
Net income before income taxes		65,879	59,448	52,787	61,784	71,260
Income tax expense		14,078	13,876	2,440	14,784	20,129
Net income available to common stockholders		51,801	45,572	50,347	47,000	51,131
Common Share Statistics
Earnings per common share - basic	(3)	$1.15	$1.01	$1.10	$1.01	$1.09
Earnings per common share - diluted	(4)	$1.15	$1.00	$1.09	$1.00	$1.08
Average common shares outstanding		44,854	45,295	45,946	46,560	46,952
Average common shares outstanding and equivalents		45,033	45,509	46,248	46,846	47,131
Cash dividends per common share		$0.30	$0.30	$0.25	$0.25	$0.25
Book value per common share (period end)		$29.83	$28.83	$27.60	$28.31	$26.37
Tangible book value per common share (period end)	(5)	$27.67	$26.66	$25.43	$26.15	$24.18
Balance Sheet (Average Balances)
Loans	(6)	$7,963,890	$7,784,757	$7,717,566	$7,634,511	$7,612,407
Interest-earning assets		11,466,602	11,152,184	10,981,886	10,837,380	10,758,623
Total assets		11,958,502	11,657,544	11,523,140	11,347,795	11,233,202
Core deposits		9,736,301	9,623,779	9,555,213	9,588,752	9,599,842
Total deposits		9,963,960	9,782,001	9,651,748	9,609,820	9,601,408
Interest-bearing deposits		7,382,083	7,240,258	7,107,550	7,042,467	7,023,192
Borrowings		444,820	358,666	329,231	241,062	219,903
Stockholders' equity		1,318,886	1,290,888	1,304,779	1,280,760	1,223,669
Performance Metrics
Net interest margin	(7)	5.31%	5.42%	5.40%	5.43%	5.51%
Return on average assets	(8)	1.73%	1.56%	1.75%	1.66%	1.82%
Return on average tangible common stockholders' equity	(9)	16.96%	15.28%	16.71%	15.94%	18.24%
Efficiency ratio	(10)	52.04%	52.42%	54.82%	52.60%	51.81%
Full-time equivalent employees, period end		2,222	2,223	2,246	2,236	2,239
Credit Quality Metrics
Allowance for credit losses		$189,944	$181,174	$175,863	$161,500	$157,301
Allowance as a % of loans held for investment		2.32%	2.31%	2.26%	2.08%	2.06%
Net charge-offs		$12,784	$20,370	$15,862	$17,103	$15,013
Net charge-off rate	(11)	0.64%	1.05%	0.82%	0.90%	0.79%
Early delinquency rate (30 - 89 days past due)		2.46%	2.19%	2.95%	2.78%	2.81%
Total delinquency rate (30 days and over)		3.59%	3.49%	4.38%	4.10%	3.71%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.83%	10.83%	10.93%	11.12%	10.86%
Common equity Tier 1 capital ratio		13.99%	14.27%	14.26%	14.37%	14.29%
Tier 1 risk-based capital ratio		13.99%	14.27%	14.26%	14.37%	14.29%
Total risk-based capital ratio		15.25%	15.53%	15.52%	15.63%	15.54%
Tangible common equity ("TCE") ratio		10.20%	10.30%	10.13%	10.72%	10.09%

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		2025	2024
(Dollars in thousands, except per share data) (unaudited)		YTD	YTD
Statement of Operations
Net interest income		$300,999	$291,427
Non-interest income, net (core)	(1)	59,459	62,144
Total core revenues	(2)	360,458	353,571
Non-interest expense		188,254	184,372
Pre-provision net revenues	(21)	172,693	169,879
Total provision for credit losses		47,366	30,702
Net income before income taxes		125,327	139,177
Income tax expense		27,954	38,354
Net income available to common stockholders		97,373	100,823
Common Share Statistics
Earnings per common share - basic	(3)	$2.16	$2.14
Earnings per common share - diluted	(4)	$2.15	$2.13
Average common shares outstanding		45,074	47,024
Average common shares outstanding and equivalents		45,265	47,244
Cash dividends per common share		$0.60	$0.50
Book value per common share (period end)		$29.83	$26.37
Tangible book value per common share (period end)	(5)	$27.67	$24.18
Balance Sheet (Average Balances)
Loans	(6)	$7,874,819	$7,577,082
Interest-earning assets		11,310,263	10,749,306
Total assets		11,808,855	11,215,573
Core deposits		9,680,351	9,566,316
Total deposits		9,873,483	9,596,468
Interest-bearing deposits		7,311,562	7,039,200
Borrowings		401,981	220,338
Stockholders' equity		1,304,964	1,218,569
Performance Metrics
Net interest margin	(7)	5.37%	5.45%
Return on average assets	(8)	1.65%	1.80%
Return on average tangible common stockholders' equity	(9)	16.13%	18.08%
Efficiency ratio	(10)	52.23%	52.15%
Full-time equivalent employees, period end		2,222	2,239
Credit Quality Metrics
Allowance for credit losses		$189,944	$157,301
Allowance as a % of loans held for investment		2.32%	2.06%
Net charge-offs		$33,154	$34,825
Net charge-off rate	(11)	0.84%	0.92%
Early delinquency rate (30 - 89 days past due)		2.46%	2.81%
Total delinquency rate (30 days and over)		3.59%	3.71%

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands) (unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Interest income:
Loans
Non-PCD loans	$141,797	$137,690	$139,659	$139,358	$137,741
PCD loans	15,190	15,718	15,682	15,052	16,516
Total interest income from loans	156,987	153,408	155,341	154,410	154,257
Investment securities and cash	37,360	35,814	34,822	34,620	33,401
Total interest income	194,347	189,222	190,163	189,030	187,658
Interest expense:
Deposits
Core deposits	35,529	34,645	36,312	38,123	37,791
Brokered deposits	2,350	1,647	1,020	221	21
Total deposits	37,879	36,292	37,332	38,344	37,812
Borrowings	4,540	3,859	3,693	2,811	2,521
Total interest expense	42,419	40,151	41,025	41,155	40,333
Net interest income	151,928	149,071	149,138	147,875	147,325
Provision for credit losses, excluding PCD loans	21,010	24,810	32,838	21,070	16,913
Provision for (recapture of) credit losses on PCD loans	668	878	(2,648)	289	(1,332)
Total provision for credit losses	21,678	25,688	30,190	21,359	15,581
Net interest income after provision for credit losses	130,250	123,383	118,948	126,516	131,744
Non-interest income:
Banking service revenues	15,982	15,981	15,329	15,554	18,781
Wealth management revenues	8,918	8,455	10,626	8,449	8,440
Mortgage banking activities	5,347	4,776	6,811	2,268	4,864
Total banking and financial service revenues	30,247	29,212	32,766	26,271	32,085
Other income, net	184	305	791	597	391
Total non-interest income, net	30,431	29,517	33,557	26,868	32,476
Non-interest expense:
Compensation and employee benefits	39,565	39,932	42,959	38,468	38,467
Occupancy, equipment and infrastructure costs	14,629	14,820	15,284	15,124	14,393
General and administrative expenses	40,298	37,672	39,672	36,736	40,831
Foreclosed real estate and other repossessed assets expenses (income), net	310	1,028	1,803	1,272	(731)
Total non-interest expense	94,802	93,452	99,718	91,600	92,960
Income before income taxes	65,879	59,448	52,787	61,784	71,260
Income tax expense	14,078	13,876	2,440	14,784	20,129
Net income available to common shareholders	$51,801	$45,572	$50,347	$47,000	$51,131

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands) (unaudited)	Six-month period ended
	June 30, 2025	June 30, 2024
Interest income:
Loans
Non-PCD loans	$279,487	$270,713
PCD loans	30,908	33,138
Total interest income from loans	310,395	303,851
Investment securities and cash	73,174	67,233
Total interest income	383,569	371,084
Interest expense:
Deposits
Core deposits	70,174	73,780
Brokered deposits	3,997	824
Total deposits	74,171	74,604
Borrowings	8,399	5,053
Total interest expense	82,570	79,657
Net interest income	300,999	291,427
Provision for credit losses, excluding PCD loans	45,820	34,698
Provision for (recapture of) credit losses on PCD loans	1,546	(3,996)
Total provision for credit losses	47,366	30,702
Net interest income after provision for credit losses	253,633	260,725
Non-interest income:
Banking service revenues	31,963	36,040
Wealth management revenues	17,373	16,547
Mortgage banking activities	10,123	9,557
Total banking and financial service revenues	59,459	62,144
Other income (loss), net	489	680
Total non-interest income, net	59,948	62,824
Non-interest expense:
Compensation and employee benefits	79,497	78,283
Occupancy, equipment and infrastructure costs	29,449	28,715
General and administrative expenses	77,970	77,437
Foreclosed real estate and other repossessed assets expenses (income), net	1,338	(63)
Total non-interest expense	188,254	184,372
Income before income taxes	125,327	139,177
Income tax expense	27,954	38,354
Net income available to common shareholders	$97,373	$100,823

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Cash and cash equivalents		$851,798	$710,600	$591,137	$680,587	$740,429
Investments:
Trading securities		18	19	18	18	16
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		2,406,956	2,413,420	2,336,505	2,228,399	1,895,067
US treasury securities		1,399	1,384	1,150	1,136	200,658
Other investment securities		519	533	550	567	581
Total investment securities available-for-sale		2,408,874	2,415,337	2,338,205	2,230,102	2,096,306
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		281,186	286,824	292,158	297,713	303,621
Other investment securities		35,000	35,000	35,000	35,000	35,000
Total investment securities held-to-maturity		316,186	321,824	327,158	332,713	338,621
Equity securities		59,556	48,785	54,896	45,692	41,074
Total investments		2,784,634	2,785,965	2,720,277	2,608,525	2,476,017
Loans, net		8,009,599	7,688,271	7,633,831	7,604,700	7,503,142
Other assets:
Prepaid expenses		119,766	68,216	72,010	98,755	88,137
Deferred tax asset, net		7,048	6,299	6,248	4,130	4,094
Foreclosed real estate and repossessed properties		7,363	10,927	10,597	11,388	12,239
Premises and equipment, net		102,095	103,577	104,512	105,279	104,384
Goodwill		84,241	84,241	84,241	84,241	84,241
Other intangibles		12,318	13,550	14,782	16,260	17,738
Right of use assets		17,284	18,663	19,197	20,355	20,298
Servicing asset		68,588	69,238	70,435	68,512	49,789
Accounts receivable and other assets		166,776	169,710	173,467	158,650	158,577
Total assets		$12,231,510	$11,729,257	$11,500,734	$11,461,382	$11,259,085
Deposits:
Demand deposits		$5,801,400	$5,841,418	$5,627,406	$5,859,787	$6,017,364
Savings accounts		2,131,076	2,107,622	2,064,916	2,019,832	2,002,342
Time deposits		1,963,336	1,808,117	1,756,389	1,653,402	1,585,126
Brokered deposits		248,353	165,812	156,075	75,631	418
Total deposits		10,144,165	9,922,969	9,604,786	9,608,652	9,605,250
Borrowings:
Securities sold under agreements to repurchase		27,463	—	75,222	—	—
Advances from FHLB and other borrowings		456,530	255,642	325,952	270,827	200,741
Total borrowings		483,993	255,642	401,174	270,827	200,741
Other liabilities:
Acceptances outstanding		27,572	35,269	31,526	26,055	28,504
Lease liability		19,354	20,795	21,388	22,604	22,605
GNMA buy-back option program liability	(22)	43,281	44,665	48,586	41,801	19,008
Deferred tax liability, net		48,374	44,223	40,718	57,503	33,873
Accrued expenses and other liabilities		130,318	110,333	98,185	115,808	121,402
Total liabilities		10,897,057	10,433,896	10,246,363	10,143,250	10,031,383
Stockholders' equity:
Common stock		59,885	59,885	59,885	59,885	59,885
Additional paid-in capital		639,901	638,475	639,786	639,487	637,895
Legal surplus		178,834	173,905	169,537	164,990	160,560
Retained earnings		833,187	802,024	771,993	737,815	706,807
Treasury stock, at cost		(328,572)	(320,927)	(296,991)	(251,055)	(250,951)
Accumulated other comprehensive loss, net		(48,782)	(58,001)	(89,839)	(32,990)	(86,494)
Total stockholders' equity		1,334,453	1,295,361	1,254,371	1,318,132	1,227,702
Total liabilities and stockholders' equity		$12,231,510	$11,729,257	$11,500,734	$11,461,382	$11,259,085

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$575,423	$571,637	$580,267	$577,320	$581,023
Mortgage GNMA buy-back option program	(22)	43,281	44,665	48,586	41,801	19,008
Commercial PR		2,511,495	2,337,872	2,310,281	2,318,964	2,291,753
Commercial US		825,254	727,409	704,081	680,388	662,026
Consumer		680,060	670,213	667,963	663,748	643,572
Auto		2,661,795	2,592,922	2,549,033	2,483,611	2,427,089
		7,297,308	6,944,718	6,860,211	6,765,832	6,624,471
Less: Allowance for credit losses		(182,765)	(174,752)	(170,709)	(155,133)	(150,849)
Total non-PCD loans held for investment, net		7,114,543	6,769,966	6,689,502	6,610,699	6,473,622

PCD:
Mortgage		795,863	819,271	841,964	864,491	885,096
Commercial PR		86,685	87,779	88,729	119,029	128,584
Consumer		575	595	598	560	605
Auto		160	281	460	664	951
		883,283	907,926	931,751	984,744	1,015,236
Less: Allowance for credit losses		(7,179)	(6,422)	(5,154)	(6,367)	(6,452)
Total PCD loans held for investment, net		876,104	901,504	926,597	978,377	1,008,784
Total loans held for investment		7,990,647	7,671,470	7,616,099	7,589,076	7,482,406
Mortgage loans held for sale		14,590	12,439	13,286	10,908	8,375
Other loans held for sale		4,362	4,362	4,446	4,716	12,361
Total loans, net		$8,009,599	$7,688,271	$7,633,831	$7,604,700	$7,503,142

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,371,286	$1,390,908	$1,422,231	$1,441,811	$1,466,119
Mortgage GNMA buy-back option program	(22)	43,281	44,665	48,586	41,801	19,008
Commercial PR		2,598,180	2,425,651	2,399,010	2,437,993	2,420,337
Commercial US		825,254	727,409	704,081	680,388	662,026
Consumer		680,635	670,808	668,561	664,308	644,177
Auto		2,661,955	2,593,203	2,549,493	2,484,275	2,428,040
		8,180,591	7,852,644	7,791,962	7,750,576	7,639,707
Less: Allowance for credit losses		(189,944)	(181,174)	(175,863)	(161,500)	(157,301)
Total loans held for investment, net		7,990,647	7,671,470	7,616,099	7,589,076	7,482,406
Mortgage loans held for sale		14,590	12,439	13,286	10,908	8,375
Other loans held for sale		4,362	4,362	4,446	4,716	12,361
Total loans, net		$8,009,599	$7,688,271	$7,633,831	$7,604,700	$7,503,142

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Six-month period ended
(Dollars in thousands) (unaudited)		June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Loan production	(13)
Mortgage		$55,575	$37,014	$42,562	$37,091	$38,501	$92,589	$70,681
Commercial PR		253,874	163,232	211,217	149,856	192,122	417,106	378,534
Commercial US		147,193	57,939	44,034	67,133	27,402	205,132	44,508
Consumer		76,757	67,859	68,941	86,575	80,348	144,616	148,939
Auto		250,269	232,897	242,225	231,573	250,638	483,166	482,952
Total		$783,668	$558,941	$608,979	$572,228	$589,011	$1,342,609	$1,125,614

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2025 Q2			2025 Q1			2024 Q4			2024 Q3			2024 Q2
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$746,356	$8,078	4.34%	$593,325	$6,316	4.32%	$560,013	$6,534	4.64%	$630,836	$8,362	5.27%	$656,728	$8,735	5.35%
Investment securities	2,756,356	29,282	4.25%	2,774,102	29,498	4.25%	2,704,307	28,288	4.18%	2,572,033	26,258	4.08%	2,489,488	24,666	3.96%
Loans held for investment
Non-PCD loans	7,067,367	141,797	8.05%	6,864,180	137,690	8.14%	6,763,828	139,659	8.21%	6,634,043	139,358	8.36%	6,576,634	137,741	8.42%
PCD loans	896,523	15,190	6.78%	920,577	15,718	6.83%	953,738	15,682	6.58%	1,000,468	15,052	6.02%	1,035,773	16,516	6.38%
Total loans	7,963,890	156,987	7.91%	7,784,757	153,408	7.99%	7,717,566	155,341	8.01%	7,634,511	154,410	8.05%	7,612,407	154,257	8.15%
Total interest-earning assets	$11,466,602	$194,347	6.80%	$11,152,184	$189,222	6.88%	$10,981,886	$190,163	6.89%	$10,837,380	$189,030	6.94%	$10,758,623	$187,658	7.02%

Interest bearing liabilities:
Deposits
NOW accounts	$3,211,382	$15,451	1.93%	$3,193,088	$14,897	1.89%	$3,282,808	$16,871	2.04%	$3,395,425	$20,013	2.34%	$3,448,144	$20,964	2.45%
Savings accounts	2,119,036	5,175	0.98%	2,093,431	5,028	0.97%	2,038,523	5,062	0.99%	2,009,028	4,777	0.95%	2,020,653	4,587	0.91%
Time deposits	1,824,006	13,960	3.07%	1,795,517	13,777	3.11%	1,689,684	13,247	3.12%	1,616,946	12,202	3.00%	1,552,829	11,109	2.88%
Brokered deposits	227,659	2,350	4.14%	158,222	1,647	4.22%	96,535	1,020	4.21%	21,068	221	4.17%	1,566	21	5.28%
	7,382,083	36,936	2.01%	7,240,258	35,349	1.98%	7,107,550	36,200	2.03%	7,042,467	37,213	2.10%	7,023,192	36,681	2.10%
Non-interest bearing deposit accounts	2,581,877	—	—	2,541,743	—	—	2,544,198	—	—	2,567,353	—	—	2,578,216	—	—
Fair value premium and core deposit intangible amortization	—	943	—	—	943	—	—	1,132	—	—	1,131	—	—	1,131	—
Total deposits	9,963,960	37,879	1.52%	9,782,001	36,292	1.50%	9,651,748	37,332	1.54%	9,609,820	38,344	1.59%	9,601,408	37,812	1.58%
Borrowings
Securities sold under agreements to repurchase	10,517	120	4.56%	63,531	710	4.53%	44,837	542	4.81%	—	—	—%	—	—	—%
Advances from FHLB and other borrowings	434,303	4,420	4.08%	295,135	3,149	4.33%	284,394	3,151	4.41%	241,062	2,811	4.64%	219,903	2,521	4.61%
Total borrowings	444,820	4,540	4.09%	358,666	3,859	4.36%	329,231	3,693	4.46%	241,062	2,811	4.64%	219,903	2,521	4.61%
Total liabilities	$10,408,780	$42,419	1.63%	$10,140,667	$40,151	1.61%	$9,980,979	$41,025	1.64%	$9,850,882	$41,155	1.66%	$9,821,311	$40,333	1.65%
Interest rate spread		$151,928	5.17%		$149,071	5.27%		$149,138	5.25%		$147,875	5.28%		$147,325	5.36%
Net interest margin			5.31%			5.42%			5.40%			5.43%			5.51%

Core deposits: (Non-GAAP)
NOW accounts	$3,211,382	$15,451	1.93%	$3,193,088	$14,897	1.89%	$3,282,808	$16,871	2.04%	$3,395,425	$20,013	2.34%	$3,448,144	$20,964	2.45%
Savings accounts	2,119,036	5,175	0.98%	2,093,431	5,028	0.97%	2,038,523	5,062	0.99%	2,009,028	4,777	0.95%	2,020,653	4,587	0.91%
Time deposits	1,824,006	13,960	3.07%	1,795,517	13,777	3.11%	1,689,684	13,247	3.12%	1,616,946	12,202	3.00%	1,552,829	11,109	2.88%
	7,154,424	34,586	1.94%	7,082,036	33,702	1.93%	7,011,015	35,180	2.00%	7,021,399	36,992	2.10%	7,021,626	36,660	2.10%
Non-interest bearing deposit accounts	2,581,877	—	—	2,541,743	—	—	2,544,198	—	—	2,567,353	—	—	2,578,216	—	—
Total core deposits	$9,736,301	$34,586	1.42%	$9,623,779	$33,702	1.42%	$9,555,213	$35,180	1.46%	$9,588,752	$36,992	1.53%	$9,599,842	$36,660	1.54%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$444,820	$4,540	4.09%	$358,666	$3,859	4.36%	$329,231	$3,693	4.46%	$241,062	$2,811	4.64%	$219,903	$2,521	4.61%
Brokered deposits	227,659	2,350	4.14%	158,222	1,647	4.22%	96,535	1,020	4.21%	21,068	221	4.17%	1,566	21	5.28%
Total borrowings and brokered deposits	$672,479	$6,890	4.11%	$516,888	$5,506	4.32%	$425,766	$4,713	4.40%	$262,130	$3,032	4.60%	$221,469	$2,542	4.62%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	2025 YTD			2024 YTD
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents	$670,264	$14,393	4.33%	$628,709	$16,731	5.35%
Investment securities	2,765,180	58,781	4.25%	2,543,515	50,502	3.97%
Loans held for investment
Non-PCD loans	6,966,335	279,487	8.09%	6,526,341	270,713	8.34%
PCD loans	908,484	30,908	6.80%	1,050,741	33,138	6.31%
Total loans	7,874,819	310,395	7.95%	7,577,082	303,851	8.06%
Total interest-earning assets	$11,310,263	$383,569	6.84%	$10,749,306	$371,084	6.94%

Interest bearing liabilities:
Deposits
NOW accounts	$3,202,286	$30,347	1.91%	$3,460,498	$41,479	2.41%
Savings accounts	2,106,304	10,202	0.98%	2,031,759	9,004	0.89%
Time deposits	1,809,840	27,738	3.09%	1,516,791	21,032	2.79%
Brokered deposits	193,132	3,997	4.17%	30,152	824	5.50%
	7,311,562	72,284	1.99%	7,039,200	72,339	2.07%
Non-interest bearing deposit accounts	2,561,921	—	—%	2,557,268	—	—%
Fair value premium and core deposit intangible amortization	—	1,887	—	—	2,265	—
Total deposits	9,873,483	74,171	1.51%	9,596,468	74,604	1.56%
Borrowings
Securities sold under agreements to repurchase	36,878	830	4.54%	—	—	—%
Advances from FHLB and other borrowings	365,103	7,569	4.18%	220,338	5,053	4.61%
Total borrowings	401,981	8,399	4.21%	220,338	5,053	4.61%
Total interest-bearing liabilities	$10,275,464	$82,570	1.62%	$9,816,806	$79,657	1.63%
Interest rate spread		$300,999	5.22%		$291,427	5.31%
Net interest margin			5.37%			5.45%

Core deposits: (Non-GAAP)
NOW accounts	$3,202,286	$30,347	1.91%	$3,460,498	$41,479	2.41%
Savings accounts	2,106,304	10,202	0.98%	2,031,759	9,004	0.89%
Time deposits	1,809,840	27,738	3.09%	1,516,791	21,032	2.79%
	7,118,430	68,287	1.93%	7,009,048	71,515	2.05%
Non-interest bearing deposit accounts	2,561,921	—	—%	2,557,268	—	—%
Total core deposits	$9,680,351	$68,287	1.42%	$9,566,316	$71,515	1.50%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$401,981	$8,399	4.21%	$220,338	$5,053	4.61%
Brokered deposits	193,132	3,997	4.17%	30,152	824	5.50%
Total borrowings and brokered deposits	$595,113	$12,396	4.20%	$250,490	$5,877	4.72%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2025	2025	2024	2024	2024
(Dollars in thousands) (unaudited)	Q2	Q1	Q4	Q3	Q2
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$11	$23	$24	$37	$1
Recoveries	(745)	(186)	(190)	(72)	(540)
Total mortgage	(734)	(163)	(166)	(35)	(539)
Commercial PR:
Charge-offs	273	112	713	139	160
Recoveries	(88)	(152)	(381)	(1,455)	(111)
Total commercial PR	185	(40)	332	(1,316)	49
Commercial US:
Charge-offs	—	2,918	315	—	1,574
Recoveries	—	—	—	(24)	(45)
Total commercial US	—	2,918	315	(24)	1,529
Consumer:
Charge-offs	6,970	8,252	8,242	8,863	8,180
Recoveries	(848)	(725)	(1,792)	(830)	(851)
Total consumer	6,122	7,527	6,450	8,033	7,329
Auto:
Charge-offs	14,870	18,192	18,503	16,371	12,559
Recoveries	(7,570)	(7,674)	(8,137)	(6,300)	(5,926)
Total auto	7,300	10,518	10,366	10,071	6,633
Total	$12,873	$20,760	$17,297	$16,729	$15,001

PCD
Mortgage:
Charge-offs	$59	$—	$—	$66	$29
Recoveries	(91)	(341)	(345)	(250)	(93)
Total mortgage	(32)	(341)	(345)	(184)	(64)
Commercial PR:
Charge-offs	31	—	39	663	265
Recoveries	(63)	(25)	(1,026)	(70)	(158)
Total commercial PR	(32)	(25)	(987)	593	107
Consumer:
Charge-offs	1	—	—	—	—
Recoveries	(11)	(6)	(13)	(19)	(7)
Total consumer	(10)	(6)	(13)	(19)	(7)
Auto:
Charge-offs	13	1	1	9	6
Recoveries	(28)	(19)	(91)	(25)	(30)
Total auto	(15)	(18)	(90)	(16)	(24)
Total	$(89)	$(390)	$(1,435)	$374	$12

Total Net Charge-offs	$12,784	$20,370	$15,862	$17,103	$15,013
Net Charge-off Rates
Mortgage	(0.22)%	(0.14)%	(0.14)%	(0.06)%	(0.16)%
Commercial PR	0.02%	(0.01)%	(0.11)%	(0.12)%	0.03%
Commercial US	—%	1.62%	0.18%	(0.01)%	0.85%
Consumer	3.50%	4.34%	3.72%	4.70%	4.42%
Auto	1.11%	1.63%	1.63%	1.64%	1.11%
Total	0.64%	1.05%	0.82%	0.90%	0.79%
Average Loans Held For Investment
Mortgage	$1,379,986	$1,404,961	$1,429,022	$1,446,855	$1,479,583
Commercial PR	2,463,009	2,392,006	2,386,204	2,393,891	2,363,831
Commercial US	786,637	719,838	689,310	658,908	716,089
Consumer	698,581	693,563	692,119	681,391	663,315
Auto	2,635,677	2,574,389	2,520,911	2,453,466	2,389,589
Total	$7,963,890	$7,784,757	$7,717,566	$7,634,511	$7,612,407
(a) Refer to “(c)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2025	2025	2024	2024	2024
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Early Delinquency (30 - 89 days past due)
Mortgage		$10,313	$9,830	$11,431	$10,822	$12,767
Commercial		3,121	1,412	6,825	2,426	7,781
Consumer		13,093	12,129	14,281	13,485	13,102
Auto		152,732	128,619	170,013	161,025	152,817
Total		$179,259	$151,990	$202,550	$187,758	$186,467
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.67%	1.59%	1.82%	1.75%	2.13%
Commercial		0.09%	0.05%	0.23%	0.08%	0.26%
Consumer		1.93%	1.81%	2.14%	2.03%	2.04%
Auto		5.74%	4.96%	6.67%	6.48%	6.30%
Total		2.46%	2.19%	2.95%	2.78%	2.81%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$19,946	$21,457	$22,840	$22,954	$23,443
GNMA's buy-back option program	(22)	43,281	44,665	48,586	41,801	19,008
Total mortgage		63,227	66,122	71,426	64,755	42,451
Commercial		14,282	17,692	20,193	17,460	17,703
Consumer		16,839	15,611	18,471	17,094	16,405
Auto		167,653	142,662	190,068	178,003	169,506
Total		$262,001	$242,087	$300,158	$277,312	$246,065
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		3.22%	3.48%	3.63%	3.71%	3.91%
GNMA's buy-back option program	(22)	7.00%	7.25%	7.73%	6.75%	3.17%
Total mortgage		10.22%	10.73%	11.36%	10.46%	7.07%
Commercial		0.43%	0.58%	0.67%	0.58%	0.60%
Consumer		2.48%	2.33%	2.77%	2.58%	2.55%
Auto		6.30%	5.50%	7.46%	7.17%	6.98%
Total		3.59%	3.49%	4.38%	4.10%	3.71%
Nonperforming Assets	(14)
Mortgage		$15,804	$16,909	$16,928	$18,723	$17,325
Commercial		54,003	44,150	38,913	36,099	34,477
Consumer		3,790	3,482	4,207	3,627	3,329
Auto		14,968	14,043	20,055	16,978	16,689
Total nonperforming loans		88,565	78,584	80,103	75,427	71,820
Foreclosed real estate		2,603	4,271	4,002	4,419	6,526
Other repossessed assets		4,760	6,656	6,595	6,969	5,713
Total nonperforming assets		$95,928	$89,511	$90,700	$86,815	$84,059
Nonperforming Loan Rates
Mortgage		2.55%	2.74%	2.69%	3.02%	2.89%
Commercial		1.62%	1.44%	1.29%	1.20%	1.17%
Consumer		0.56%	0.52%	0.63%	0.55%	0.52%
Auto		0.56%	0.54%	0.79%	0.68%	0.69%
Total loans		1.21%	1.13%	1.17%	1.11%	1.08%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2025	2025	2024	2024	2024
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Nonperforming PCD Loans	(14)
Mortgage		$233	$234	$239	$241	$244
Commercial		8,603	8,666	2,641	3,920	4,748
Total nonperforming loans		$8,836	$8,900	$2,880	$4,161	$4,992
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		9.92%	9.87%	2.98%	3.29%	3.69%
Total		1.00%	0.98%	0.31%	0.42%	0.49%
Total PCD Loans Held for Investment
Mortgage		$795,863	$819,271	$841,964	$864,491	$885,096
Commercial		86,685	87,779	88,729	119,029	128,584
Consumer		575	595	598	560	605
Auto		160	281	460	664	951
Total loans		$883,283	$907,926	$931,751	$984,744	$1,015,236

Total Nonperforming Loans	(14)
Mortgage		$16,037	$17,143	$17,167	$18,964	$17,569
Commercial		62,606	52,816	41,554	40,019	39,225
Consumer		3,790	3,482	4,207	3,627	3,329
Auto		14,968	14,043	20,055	16,978	16,689
Total nonperforming loans		$97,401	$87,484	$82,983	$79,588	$76,812
Total Nonperforming Loan Rates
Mortgage		1.13%	1.19%	1.17%	1.28%	1.18%
Commercial		1.83%	1.68%	1.34%	1.28%	1.27%
Consumer		0.56%	0.52%	0.63%	0.55%	0.52%
Auto		0.56%	0.54%	0.79%	0.68%	0.69%
Total		1.19%	1.11%	1.06%	1.03%	1.01%
Total Loans Held for Investment
Mortgage		$1,414,567	$1,435,573	$1,470,817	$1,483,612	$1,485,127
Commercial		3,423,434	3,153,060	3,103,091	3,118,381	3,082,363
Consumer		680,635	670,808	668,561	664,308	644,177
Auto		2,661,955	2,593,203	2,549,493	2,484,275	2,428,040
Total loans		$8,180,591	$7,852,644	$7,791,962	$7,750,576	$7,639,707
(a) Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended June 30, 2025
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$5,922	$45,452	$32,236	$91,142	$174,752
(Recapture of) Provision for credit losses	(972)	6,319	6,708	8,831	20,886
Charge-offs	(11)	(273)	(6,970)	(14,870)	(22,124)
Recoveries	745	88	848	7,570	9,251
Balance at end of period	$5,684	$51,586	$32,822	$92,673	$182,765

Allowance for credit losses PCD:
Balance at beginning of period	$4,068	$2,338	$11	$5	$6,422
(Recapture of) Provision for credit losses	(417)	1,112	(11)	(16)	668
Charge-offs	(59)	(31)	(1)	(13)	(104)
Recoveries	91	63	11	28	193
Balance at end of period	$3,683	$3,482	$10	$4	$7,179

Allowance for credit losses summary:
Balance at beginning of period	$9,990	$47,790	$32,247	$91,147	$181,174
(Recapture of) Provision for credit losses	(1,389)	7,431	6,697	8,815	21,554
Charge-offs	(70)	(304)	(6,971)	(14,883)	(22,228)
Recoveries	836	151	859	7,598	9,444
Balance at end of period	$9,367	$55,068	$32,832	$92,677	$189,944
Allowance coverage ratio	0.66%	1.61%	4.82%	3.48%	2.32%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2025	2025	2024	2024	2024
(Dollars in thousands) (unaudited)	Q2	Q1	Q4	Q3	Q2
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,334,453	$1,295,361	$1,254,371	$1,318,132	$1,227,702
Less: Intangible assets	(96,559)	(97,791)	(99,023)	(100,501)	(101,979)
Tangible common equity (Non-GAAP)	$1,237,894	$1,197,570	$1,155,348	$1,217,631	$1,125,723

Common shares outstanding at end of period	44,742	44,924	45,440	46,559	46,562
Tangible book value per common share (Non-GAAP)	$27.67	$26.66	$25.43	$26.15	$24.18
Total Assets to Non-GAAP Tangible Assets
Total assets	$12,231,510	$11,729,257	$11,500,734	$11,461,382	$11,259,085
Less: Intangible assets	(96,559)	(97,791)	(99,023)	(100,501)	(101,979)
Tangible assets (Non-GAAP)	$12,134,951	$11,631,466	$11,401,711	$11,360,881	$11,157,106
Non-GAAP TCE Ratio
Tangible common equity	$1,237,894	$1,197,570	$1,155,348	$1,217,631	$1,125,723
Tangible assets	12,134,951	11,631,466	11,401,711	11,360,881	11,157,106
TCE ratio	10.20%	10.30%	10.13%	10.72%	10.09%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,318,886	$1,290,888	$1,304,779	$1,280,760	$1,223,669
Less: Average intangible assets	(96,983)	(98,229)	(99,558)	(101,042)	(102,499)
Average tangible common equity (Non-GAAP)	$1,221,903	$1,192,659	$1,205,221	$1,179,718	$1,121,170

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2025	2025	2024	2024	2024
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,293,041	$1,261,662	$1,256,906	$1,260,944	$1,223,031
Tier 1 capital		1,293,041	1,261,662	1,256,906	1,260,944	1,223,031
Total risk-based capital	(15)	1,409,447	1,373,004	1,367,692	1,371,041	1,330,474
Risk-weighted assets		9,245,125	8,843,043	8,812,422	8,772,207	8,561,549
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	13.99%	14.27%	14.26%	14.37%	14.29%
Tier 1 risk-based capital ratio	(17)	13.99%	14.27%	14.26%	14.37%	14.29%
Total risk-based capital ratio	(18)	15.25%	15.53%	15.52%	15.63%	15.54%
Leverage ratio	(19)	10.83%	10.83%	10.93%	11.12%	10.86%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,334,453	$1,295,361	$1,254,371	$1,318,132	$1,227,702
Plus: CECL transition adjustment	(20)	—	—	6,852	6,852	6,852
Plus: Unrealized losses on available-for-sale securities, net of income tax		48,782	58,001	89,839	32,990	86,494
Total adjusted stockholders’equity		1,383,235	1,353,362	1,351,062	1,357,974	1,321,048
Less: Disallowed goodwill, net		(80,079)	(80,742)	(82,355)	(84,241)	(84,241)
Disallowed other intangible assets, net		(10,115)	(10,958)	(11,801)	(12,789)	(13,776)
Common equity Tier 1 capital and Tier 1 capital		1,293,041	1,261,662	1,256,906	1,260,944	1,223,031
Plus Tier 2 capital: Qualifying allowance for credit losses		116,406	111,342	110,786	110,097	107,443
Total risk-based capital		$1,409,447	$1,373,004	$1,367,692	$1,371,041	$1,330,474

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.